EATON VANCE TAX-MANAGED VALUE FUND Supplement to Statement of Additional Information dated March 1, 2009

Effective December 31, 2009, the following replaces "Tax-Managed Value Portfolio" under "Portfolio Managers." in "Investment Advisory and Administrative Services" for the period ended September 30, 2009:

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
Tax-Managed Value Portfolio	All Accounts	All Accounts*	Paying a Performance Fee	Paying a Performance Fee*
Matthew R. Beaudry
Registered Investment Companies	2	$16,125.2	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
John D. Crowley
Registered Investment Companies	3	$16,396.0	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	1	$ 0.4	0	$0
Stephen J. Kaszynski
Registered Investment Companies	2	$16,125.2	0	$0
Other Pooled Investment Vehicles	0	$ 0	0	$0
Other Accounts	0	$ 0	0	$0
Michael R. Mach
Registered Investment Companies	13	$19,135.9	0	$0
Other Pooled Investment Vehicles	17	$ 1,633.5	0	$0
Other Accounts	36	$ 4,048.2	0	$0

* In millions of dollars.

December 29, 2009